                                                                    EXHIBIT 10.8


                                 LEASE AGREEMENT
                                 ---------------

     THIS LEASE is made this 15th day of June, 1993, by and between FLENINGE PARTNERSHIP, a Minnesota general partnership (hereinafter "Landlord"), and EMPAK, INC., a Minnesota corporation (hereinafter "Tenant").

     Landlord and Tenant, intending to be legally bound, hereby covenant and agree as follows:

                                   ARTICLE 1.
                                 LEASED PREMISES
                                 ---------------

     Landlord does hereby lease, demise and let unto Tenant, and Tenant does hereby hire and take from Landlord, upon the terms and conditions set forth herein (the Lease) that certain parcel of real property situated in the City of Chanhassen, County of Carver, State of Minnesota, legally described as follows:

     Lot 008, Block 005 and Lot 009, Block 005, Chanhassen Lakes Business Park

(the Land), subject to all easements and rights-of-way of record, together with all structures thereon and all appurtenances thereto (the Improvements), all of which Land and Improvements are hereinafter referred to as the "Leased Premises."

                                   ARTICLE 2.
                                      TERM
                                      ----

     The term of this lease shall commence the 1st day of September, 1993, and shall terminate the 31st day of August, 2001, unless sooner terminated as provided herein.

                                   ARTICLE 3.
                                      RENT
                                      ----

     Tenant shall pay to Landlord as the annual "Base Rent" the sum of Three and 80/100 Dollars ($3.80) per square foot based on the total usable square footage of the Leased Premises which is determined to be Sixty Thousand (60,000) square feet, for a total annual rental rate of Two Hundred Twenty-Eight Thousand and No/100 Dollars ($228,000.00) per year and Nineteen Thousand and No/100 Dollars ($19,000.00) per month. Effective January 1, 1994, and the first day of every third (3rd) January thereafter during the term of this lease, the Base Rent shall be increased by an amount equal to eighty percent (80%) the increase in the Consumer Price Index -United States City Average, All Urban Consumers, as published by the Bureau of Labor Statistics, based upon the 1982/1984 base index for (i) the preceding 12-month period with respect to the increase on January 1, 1994; and (ii) the preceding 36-month period for all subsequent rent increases. The Base Rent shall be payable in equal monthly installments and shall be payable in advance on or before the first (1st) day of each and every month.

                                   ARTICLE 4.
                                    NET LEASE
                                    ---------

          4.1) It is the intention and purpose of the parties hereto that the Lease shall be a "Net Lease" to Landlord. All costs and expenses of whatever character or kind, general and special, ordinary and extraordinary, foreseeable or unforeseeable, and of every kind and nature whatsoever that may be necessary in or about the operation of the Leased Premises, including all hazard and liability insurance, taxes, special assessments, utilities, maintenance and repairs, except as otherwise expressly provided herein, shall be paid by Tenant as "Additional Rent" hereunder.

          4.2) Except as otherwise expressly provided herein, Tenant covenants and agrees that if at any time it fails to pay any amount required by the Lease, or to obtain, pay for, maintain or deliver any of the insurance policies herein provided for, or fails to make any other payment or perform any other act required to be made or performed by the Lease, then Landlord, without notice to or demand upon Tenant, without waiving or releasing Tenant from any obligation of Tenant contained in the Lease, and without any obligation to do so, may effect any such insurance coverage and pay premiums therefor and may make any other payment or perform any other act on the part of Tenant to be made and performed as provided in the Lease and in exercising such right to pay necessary and incidental costs and expenses. All sums so paid by Landlord and all necessary and incidental costs and expenses in connection with performance of any such act by Landlord, together with interest thereon at a rate of eighteen percent (18%) per annum from the date of making of such expenditure by Landlord, shall be payable to Landlord as Additional Rent, and except as otherwise provided for in the Lease, shall be payable on demand or at the option of Landlord may be added to any monthly rental then due or thereafter becoming due under the Lease. Tenant covenants to pay any such sum or sums with interest as aforesaid and Landlord shall have (in addition to any right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant as in the case of default by Tenant in payment of rent.

                                   ARTICLE 5.
                              TAXES AND ASSESSMENTS
                              ---------------------

          5.1) Tenant, in addition to the Base Rent and Additional Rent provided for herein, shall pay to the public authorities charged with collection thereof, promptly as the same may be due and payable, all real property taxes, installments of special assessments and improvements (Impositions) which are due and payable during tho term of this lease. Impositions payable in the first and last calendar year of the lease term shall be equitably prorated based upon the portion of the year included in the lease term. If Tenant shall default in the payment of any Imposition required to be herein, Landlord shall have the right to pay the same, together with any penalties and/or interest, in which event the amount so paid by Landlord shall be paid by Tenant to Landlord on demand, together with interest thereon at a rate of

     Eighteen Percent (18%) per annum from the date making such expenditure by Landlord. Tenant shall pay all personal property and similar taxes on its property in the Leased Premises.

          5.2) Tenant shall have the right to contest or appeal any imposition in Tenant's or Landlord's name, at Tenant's sole cost and expense. If nonpayment of the Imposition creates a lien upon the Leased Premises, Landlord may, at its option, request Tenant to deposit with it an amount equal to one hundred ten percent (110%) of the contested and unpaid Imposition. Such amount shall be returned to Tenant upon the successful appeal of the Imposition or upon payment of it. Tenant shall give Landlord written notice of Tenant's intention to contest or appeal any Imposition at least twenty (20) days prior to the delinquency thereof. Tenant shall hold Landlord harmless against all loss, cost, expense, attorneys' fees or damages resulting from such contest or appeal.

          5.3) Tenant shall pay directly to the appropriate governmental authorities, as Additional Rent hereunder, before any fine, penalty, interest or costs may be added thereto for the nonpayment thereof, any tax or excise imposed or assessed on rent, on any leasehold interest, any right of occupancy, any investment of Tenant in the Leased Premises, any personal property of any kind owned, installed or used by Tenant, including Tenant's leasehold improvements, any privilege tax, sales tax, gross proceeds tax, etc., however described, by any federal, state, county or municipal governmental authority or any subdivision thereof or other governmental authority.

                                   ARTICLE 6.
                                    UTILITIES
                                    ---------

     Tenant shall directly pay or cause to be paid, as Additional Rent hereunder, all charges for sewer and water services, gas, electricity, light, heat, air conditioning, power, telephone or other services or utility used, rendered or supplied upon or in connection with the Leased Premises (the Utilities) during the Term hereof. Tenant shall contract for the Utilities in Tenant's own name and shall hold Landlord harmless from any liability or expense for any such charge. Upon Landlord's request, Tenant shall furnish to Landlord paid statements, invoices or cancelled checks evidencing the payment of all obligations undertaken by Tenant hereunder.

                                   ARTICLE 7.
                      REPAIRS, MAINTENANCE AND ALTERATIONS
                      ------------------------------------

          7.1) Tenant shall, during the Term of the Lease and at Tenant's expense, keep the leased Premises and appurtenances and every part thereof in good order, condition and repair, including, without limitation, all Improvements (including foundations, walls and roof) the sidewalks, entrances, passages, courts, vestibules, stairways, corridors, halls, elevators, air conditioning equipment, heating equipment, water system, toilet facilities and all other machinery and equipment in the Improvements. Tenant shall make all repairs to the exterior of the Improvements and shall keep and maintain all landscaped areas in a neat, orderly and trim condition at its expense. If Tenant does not keep and maintain the Leased premises as herein provided, Landlord may, but shall not be obligated to, make such repairs and replacements, and Tenant shall pay Landlord, as Additional Rent, the cost thereof forthwith upon being billed for the same. All damage or injury to the Leased premises and to its fixtures, appurtenances, and equipment caused by Tenant moving property in or out of the Leased Premises or by installation, removal of furniture, fixtures, equipment or other property by Tenant, its agents, contractors, servants or employees, or resulting from any other cause of any other kind or nature whatsoever due to carelessness, omission, neglect, improper conduct or other causes of Tenant, its servants, employees, agents, visitors or licensees, shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense to the satisfaction of Landlord. If Tenant fails to make such repairs, restorations or replacements, the same may be made by Landlord and the same shall be at the expense of Tenant and collectible as Additional Rent or otherwise, and shall be paid by Tenant to Landlord within five (5) days after rendition of a bill or statement therefor.

          7.2) Except as otherwise provided herein, no improvements, alterations or replacements shall be made to the Leased Premises or any portion thereof without the prior written consent of Landlord.

          7.3) Tenant shall not suffer or permit any statements of mechanic's liens to be filed against the Leased Premises or any part thereof by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Leased Premises or any part thereof through or under Tenant. If any such statement of mechanic's lien shall at any time be filed against the Leased Premises, Tenant shall cause the same to be discharged of record within sixty (60) days after the date of actual notice to Tenant of filing the same. If Tenant shall fail to discharge such mechanic's lien within such period or fail to deposit an amount equal to one hundred ten percent (110%) of the amount claimed with the court within such period, then in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or by giving security or in such other manner as is, or may be, prescribed by law. Any amount paid by Landlord for any of the aforesaid purposes, and all reasonable other expenses of Landlord, including reasonable attorneys' fees, in or about procuring the discharge of such lien, with all necessary disbursements in connection therewith, with interest thereon at the rate of eight percent (8%) per annum from the date of payment, shall be repaid by Tenant to Landlord on demand, and if unpaid may be treated as Additional Rent. Nothing herein contained shall imply any consent or agreement on the part of Landlord to subject Landlord's estate to liability under any mechanic's lien law.

                                   ARTICLE 8.
                                    INSURANCE
                                    ---------

          8.1) Tenant shall, as Additional Rent hereunder and at Tenant's sole cost and expense, keep the Leased Promises, including all buildings, improvements, furniture and equipment on, in or appurtenant thereto at the commencement of the Term and thereafter erected thereon or therein, including all alterations, rebuildings, replacements, changes, additions and improvements, fully insured for the mutual benefit of Landlord and Tenant, as their interests may appear, as named insureds (a) against lost or damage by fire and (b) against those perils included from time to time in the standard form of extended coverage insurance endorsement, including but without limiting the generality at the foregoing, wind storm, hail, explosion, vandalism, riot and civil commotion, damage from vehicles, and smoke damage.

          8.2) All policies of insurance relating to fire and extended coverage shall provide that the proceeds thereof shall be payable to Landlord, and if Landlord requires, shall also be payable to the holder of any mortgage now or hereafter becoming a lien on the fee of the Leased Premises, or any part thereof, as the interest of such holder appears, pursuant to a standard mortgagee clause. All such policies of insurance shall provide that any loss shall be payable to Landlord notwithstanding any act or omission of Tenant which might otherwise result in a forfeiture or reduction of said insurance.

          8.3) Tenant shall also, as Additional Rent hereunder and at Tenant's sole cost and expense, but for the mutual benefit of Landlord and Tenant, as named insureds, maintain during the Term of the Lease (a) general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Leased Premises, and on, in or about the adjoining lands, streets and passageways, such insurance to afford protection to the limit of not less than One Million and no/100 Dollars ($1,000,000.00) in respect to injury or death to a single person, and to the limit of not less than Two Million and no/100 Dollars ($2,000,000.00) in respect to any one (1) accident and to the limit of not less than Five Hundred Thousand and no/100 Dollars ($500,000.00) in respect to any property damage; (b) steam boiler insurance on all steam boilers, pressure boilers or other such apparatus as Landlord may deem necessary to be covered by such insurance and in such amount or amounts as Landlord may from time to time reasonably require.

          8.4) All policies of insurance shall be written by companies satisfactory to Landlord, and shall be written in such form and shall be distributed in such companies as shall be reasonably acceptable to landlord. Such policies shall be delivered to Landlord endorsed `premium paid' by the company or agency issuing the same or accompanied by other evidence satisfactory to Landlord that the premiums thereon have been paid, not less than ten (10) days prior to the expiration of any then current policy.

          8.5) Landlord agrees that such policy or policies may contain a waiver of subrogation clause as to Tenant. Provided the aforesaid fire and extended coverage insurance is in full force and effect and remains so, Landlord waives, releases and discharges Tenant from all claims or demands whatsoever which Landlord may have or acquire in the future arising out of damage to or destruction of the Leased Premises by fire or extended coverage risk, whether such claim or demand may arise because of the negligence of Tenant, its agents or employees or otherwise, and Landlord agrees to look only to the insurance coverage in the event of such loss.

          8.6) Tenant shall insure the contents of the Improvements owned by Tenant, for the benefit of Tenant, against loss or damage by fire, windstorm, or other casualty for such amount as Tenant may desire, and Tenant agrees that such policies shall contain a waiver of subrogation clause as to Landlord. Tenant waives, releases and discharges Landlord from all claims or demands whatsoever which Tenant may have or acquire by fire or extended coverage risk, whether such claim or demand may arise because of the negligence of Landlord, its agents or employees or otherwise, and Tenant agrees to look to insurance coverage only in the event of such loss.

                                   ARTICLE 9.
                                 QUIET ENJOYMENT
                                 ---------------

     Landlord represents and warrants that it is the lawful owner of the Leased Premises; that it has the full right and power to make the Lease; that if and so long as Tenant shall not be in default hereunder, Tenant shall quietly hold, occupy and enjoy the Leased Premises during all of the Term of the Lease.

                                   ARTICLE 10.
                               DESTRUCTION BY FIRE
                               -------------------

          10.1) Subject to the provisions of Article 10.4, if the Improvements, or any portion thereof, are damaged or destroyed by fire or other casualty, however or by whomever caused, Landlord shall repair, rebuild and restore the same with due diligence and dispatch (subject to the approval of the holders of any mortgages on the Property) so that the Improvements will be restored to at least the same good order and condition as existed prior to damage or destruction. If more than twenty-five percent (25%) of the Leased Premises is damaged or destroyed by fire or other casualty, Landlord shall have the option, in its sole discretion, to decline to rebuild the Leased Premises. If Landlord so declines, this Lease shall terminate as of the date of such damage or destruction. If such damage renders only part of the Leased Premises unfit for Tenant's normal business purposes, Base Rent and any additional rent shall remain unabated.

          10.2) Tenant will repair and replace all improvements and betterments placed upon the Leased Premises by it, and such repair and replacement shall be made at its own expense and not at the expense of Landlord.

          10.3) If Landlord and Tenant cannot mutually agree on whether the Leased Premises is fit for Tenant's normal business purposes, such question shall be submitted to arbitration as provided in Article 12 hereof.

          10.4) If the Leased Premises, or any part thereof, is damaged or destroyed by the willful or negligent conduct of Tenant or its agents, employees or independent contractors, Tenant shall promptly repair such damage or replace such improvement so destroyed; provided that if such damage or destruction is caused by negligence and is or would be covered by the insurance required to be procured and maintained by the terms of Article 8 then, to the extent that the cost of repairing or replacing such damage or destruction does not exceed the amounts of such insurance, Tenant shall be relieved from such obligation to repair or replace. Base Rent and Additional Rent shall not be abated as a result of willful conduct of Tenant or its agents, employees or independent contractors which result in or cause such damage or destruction.

                                   ARTICLE 11.
                                  CONDEMNATION
                                  ------------

          11.1) If during the Term of the Lease the entire Leased Premises shall be taken as a result of the power of eminent domain, condemnation proceedings or other like proceedings (the Proceedings), the Lease and all right, title and interest of Tenant hereunder shall cease and come to an end on the date of taking of possession pursuant to the Proceedings. Landlord shall be entitled to and shall receive the total award made in the Proceedings. Tenant hereby assigns any interest in any such award to Landlord.

          11.2) If during the Term less than the entire Leased Premises, but twenty-five percent (25%) or more of the Improvements (calculated by the number of square feet of floor space) or fifty percent (50%) or more of the Land shall be taken by the Proceedings, the Lease shall, upon taking of possession pursuant the Proceedings, terminate as to the portion of the Land and Improvements so taken, and Tenant may terminate the Lease as to the remainder of the Leased Premises. Such termination as to the remainder of the Leased Premises shall be effected by a notice to Landlord in writing given not more than sixty (60) days after the date of taking of possession pursuant to such Proceedings, and shall specify a date not more than sixty
     (60) days after the giving of such notice as the date of such termination. Upon the date specified in such notice, the Term and all right, title and interest of Tenant hereunder shall cease and come to an end. If Tenant elects not to terminate the Lease, the Lease shall continue in full force and effect, but the Base Rent shall be reduced pro rata in accordance with the percentage of value of the Leased Premises so taken compared with the total value of the Leased Premises immediately prior to said taking. Nothing herein contained shall affect Tenant's obligation to pay in full the Additional Rent. Landlord shall, however, at Landlord's sole cost and expense, restore that portion of the Leased Premises not so taken to a complete architectural unit for the use and occupancy of Tenant. The Lease shall continue in full force and effect, but the Base Rent shall be reduced pro rata as aforesaid.

                                   ARTICLE 12.
                            ASSIGNMENT AND SUBLETTING
                            -------------------------

          12.1) Tenant shall have the full right to assign, transfer or sublease its rights under this Lease Agreement, with the prior written consent of Landlord, which consent shall not be unreasonably withheld. No such assignment, transfer or subleasing shall relieve Tenant from any of its obligations contained in this Lease Agreement.

                                   ARTICLE 13.
                               DEFAULTS OF TENANT
                               ------------------

          13.1) If during the Term of the Lease (a) Tenant shall make an assignment for the benefit of creditors, or (b) a voluntary petition be filed by Tenant under the Bankruptcy Act of the United States or any state statute similar thereto, or Tenant be adjudged insolvent or a bankrupt pursuant to an involuntary petition, or (c) a receiver or trustee be appointed for the property of Tenant by reason of insolvency of Tenant, or
     (d) any department of the state or federal government, or any officer thereof duly authorized, shall take possession of the business or property of Tenant by reason of the insolvency of the Tenant, or (e) if, under Chapter XI of the Bankruptcy Act, Tenant continues in possession without the appointment of a receiver or trustee, or (f) Tenant is the subject of any petition or proceeding related to relief from creditors, the Lease shall, upon the happening of any of said contingencies and at Landlord's option, be terminated and the same shall expire as fully and completely as if the day of the happening of such contingency were the date herein specifically fixed for the expiration of the Term, and Tenant will then quit and surrender the Leased Premises, but Tenant shall remain liable as hereinafter provided.

          13.2) If during the Term of the Lease Tenant shall default in fulfilling any of the covenants of the Lease (other than the covenants for the payment of Base Rent or Additional Rent), Landlord may give Tenant notice of any default or of the happening of any contingency referred to in this paragraph, and if at the expiration of thirty (30) days after the service of such notice the default or contingency upon which said notice was based shall continue to exist, or in the case of a default or contingency which cannot with due diligence be cured within a period of thirty (30) days, if Tenant fails to proceed promptly after the service of such notice and with all due diligence to cure the same and thereafter to prosecute the curing of such default with all due diligence, Landlord, at its option, may terminate the Lease, and upon such termination, Tenant will quit and surrender the Leased Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

          13.3) If Tenant shall default in the payment of the Base Rent expressly reserved hereunder, or any part of the same, and such default shall continue for fifteen (15) days after notice thereof by Landlord, or such default in the payment of any item of Additional Rent to be paid by Tenant hereunder, or any part of the same, and such default shall continue for thirty (30) days after notice thereof by Landlord, or if the Lease shall expire as provided in Paragraphs 13.1 or 13.2 of this Article, Landlord or Landlord's agents and servants may immediately or at any time thereafter re-enter the Leased Premises and remove all persons and any or all property therefrom, either by summary dispossession proceedings or by any suitable action or proceedings at law or by force or otherwise and repossess and enjoy said Leased Premises, together with all additions, alterations and improvements, without re-entry and repossession working forfeiture or waiver of the rents to be paid and the covenants to be performed by Tenant during the Term hereof. Upon the expiration of the Term of the Lease by reason of any of the events described in Paragraphs 13.1 or 13.2, or in the event of termination of the Lease by summary dispossession proceedings or under any provision of law now or hereafter in force by reason of or based upon or arising out of a default under or a breach of the Lease on the part of Tenant (except where such breach or default is determined by a court of competent jurisdiction to be justified because of Landlord's acts or omissions), or upon Landlord recovering possession of the Leased Premises in the manner or in any of the circumstances whatsoever, whether with or without legal proceedings, by reason of or based upon or arising out of a default under or a breach of the Lease on the part of Tenant, Landlord may, at its option, at any time and from time to time, relet the Leased Premises, or any part thereof, for the account of Tenant or otherwise, and receive and collect the rents therefor, applying the same first to the payment of such expenses as Landlord may have incurred in recovering possession of the Leased Premises, including legal expenses and attorneys' fees, and for putting the same into good order or condition or preparing or altering the same for re-rental and all other expenses, commissions and charges paid, assumed, or incurred by Landlord in reletting the Leased Premises and then to the fulfillment of the covenants of Tenant hereunder. Any such reletting herein provided for may be for the remainder of the Term of the Lease as originally granted or for a longer or shorter period. In any such case or whether or not the Leased Premises, or any part thereof, is relet, Tenant shall pay to Landlord the Base Rent and the Additional Rent required to be paid by Tenant up to the time of such termination of the Lease, as the case may be, and thereafter, except in a case where liability of Tenant as hereinafter provided arises by reason of any of the contingencies referred in Paragraph 13.l hereof, Tenant covenants and agrees, if required by Landlord, to pay to Landlord until the end of the Term of the Lease the equivalent of the amount of all the Base Rent and Additional Rent reserved herein less the net proceeds of reletting, if any. Landlord shall have the election, in place and stead of holding Tenant so liable, forthwith to recover against Tenant, as damages for loss of the bargain and not as penalty, an aggregate sum which at the time of such termination of the Lease for such recovery of possession of the Leased Premises by Landlord, as the case may be, represents the then present worth of the excess, if any, of the aggregate of the Base Rent and Additional Rent payable by Tenant hereunder that would have accrued for the balance of the Term, over the aggregate rental value of the Leased Premises for the balance of such Term.

          13.4) The specified remedies to which Landlord may resort under the terms of the Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provision of the Lease. The failure of Landlord to insist in any one or more cases upon the strict performance of any of the covenants of the Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment for the future of such covenant or option. A receipt by Landlord of Base Rent or Additional Rent, including payment of Base Rent or Additional Rent by Tenant's receiver, trustee in bankruptcy, creditor or assignee, with knowledge of breach of any covenant hereof (other than the payment of Base Rent or Additional Rent) shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. In addition to other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction for the violation or attempted or threatened violation of the covenants, conditions or provisions of the Lease.

                                  ARTICLE 14.
                                 ATTORNEYS FEES
                                 --------------

     If it is necessary for Landlord to retain the services of an attorney at law to enforce any of the terms, covenants or provisions hereof, or to collect any sums due hereunder, Tenant shall pay to Landlord upon demand, as Additional Rent hereunder, the cost of such services.

                                   ARTICLE 15.
                      REMOVAL OF IMPROVEMENTS AND FIXTURES
                      ------------------------------------

     Any improvements or fixtures installed by Tenant in the Improvements or on the Land, whether used solely in Tenant's business or whether usable in the Improvements without regard to such business or otherwise, shall become the property of Landlord upon the termination of the Lease.

                                   ARTICLE 16.
                   CONDITION OF LEASED PREMISES AT TERMINATION
                   -------------------------------------------

     At the termination of the Lease by lapse of time or otherwise, Tenant shall return the Leased Premises in as good a condition as when Tenant took possession, excepting only ordinary wear and tear and condemnation, damage or destruction as described in Articles 10 and 11 herein.

                                   ARTICLE 17.
                                  HOLDING OVER
                                  ------------

     In the absence of any written agreement to the contrary, if Tenant should continue to occupy the Leased Premises following the expiration of the Term of the Lease, Tenant shall so remain as a hold-over tenant from month to month and all provisions of the Lease applicable to such tenancy shall remain in full force and effect. During such tenancy, the same Base Rent and the same terms and conditions as prevailed during the last month of the Term demised shall prevail. In any such event, Tenant shall be liable to Landlord for damages which Landlord may incur as a result of such holding over, including but not limited to damages incurred because of loss of a prospective successor tenant. If Tenant is a hold-over tenant and if Tenant continues to occupy the Leased Premises following the termination of such hold-over (by a proper notice as to such month-to-month tenancy), then the foregoing provisions of this Article shall apply in the same manner as when Tenant continued in occupancy following the expiration of the Term of the Lease.

                                   ARTICLE 18.
                             USE OF LEASED PREMISES
                             ----------------------

     The Leased Premises shall be used only for manufacturing and warehousing. Tenant shall not use or occupy the Leased Premises or knowingly permit the Leased Premises to be used or occupied contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto or in any manner which would violate any certificate of occupancy affecting the same, or which would cause structural injury to the Leased Premises or cause the value or usefulness of the Leased Premises or any part thereof to substantially diminish (reasonable wear and tear excepted) or which would constitute a public or private nuisance or waste. Tenant shall not use the Premises in such a manner that would cause any hazardous substance (as that term is defined by federal or state statutes), asbestos or petroleum product to contaminate the Leased Premises. Tenant shall be solely responsible for the clean-up of the Premises should the Premises become contaminated as a result of Tenant's action. Tenant shall promptly upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

                                   ARTICLE 19.
                                     PERMITS
                                     -------

     Tenant shall maintain in force and effect all permits, licenses and similar authorizations to use the Leased Premises for the aforesaid purposes required by any governmental authority having jurisdiction over the use thereof. Tenant's failure to maintain such permits, licenses and similar authorizations shall not relieve Tenant from the performance of its obligations and covenants hereunder (except obligations and covenants as may be prohibited by law), nor from the obligations to pay Base Rent or Additional Rent, as set forth herein. Tenant shall, at Landlord's request, join with Landlord in executing, acknowledging and delivering any and all petitions, consents, subordinations, plats, or easement deeds that may be required for the installation of any utilities, public improvements, roads, water lines, sewer lines, storm drainage facilities, subdivision, rezoning, special use, platting or other similar development of the Leased Premises, which do not affect Tenant's use of the Leased Premises during the Term of the Lease.

                                   ARTICLE 20.
                               COMPLIANCE WITH LAW
                               -------------------

     Tenant, at its sole expense, shall promptly comply with all laws, ordinances and requirements of federal, state, county and municipal authorities relating to Tenant's use and occupation of the Leased Premises, and with any lawful order or direction of any public officer relating to Tenant's use and occupation of the Leased Premises during the Term of the Lease. Nothing herein contained, however, shall prohibit Tenant from appealing from or contesting the validity or legality of such laws, ordinances, requirements, orders or directions and, notwithstanding the foregoing provisions of this Article, Tenant shall not be deemed, to be in default hereunder so long as Tenant diligently prosecutes such appeal or contest.

                                   ARTICLE 21.
                          LANDLORD'S ACCESS TO PREMISES
                          -----------------------------

          21.1) Tenant shall permit Landlord and the authorized representatives of Landlord to enter the Leased Premises at all times during usual business hours for the purpose of inspecting the same and making any necessary repairs to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar board. Nothing herein shall imply any duty upon the part of Landlord to do any such work which, under any provision of the Lease, Tenant may be required to perform, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work in the Leased Premises, reasonably keep and store upon the Leased Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable (except in the case of gross negligence or willful misconduct of Landlord or its agents) for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making repairs or the performance of any work in the Leased Premises, or on account of bringing materials, supplies and equipment onto or through the Leased Premises during the course thereof, and the obligations of Tenant under the Lease shall not hereby be affected in any manner whatsoever. Landlord shall, however, in connection with the doing of any such work cause as little inconvenience, annoyance, disturbance, loss of business or other damage to Tenant as may reasonably be possible in the circumstances.

          21.2) Landlord is hereby given the right during usual business hours to enter the Leased Premises and to exhibit the same for the purpose of sale and lease during the final six (6) months of the Term hereof. Landlord shall be entitled to display on the Leased Premises in such manner as not to unreasonably interfere with Tenant's business the usual `For Sale' or `To Let' signs, and Tenant agrees that such signs may remain unmolested upon the Leased Premises and Landlord may exhibit said Leased Premises to prospective Tenants during such period.

                                   ARTICLE 22.
                                    INDEMNITY
                                    ---------

     Tenant shall indemnify and save harmless Landlord against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the conduct or management of or from any work or thing whatsoever done in, on or about the Leased Premises, and will further indemnify and save Landlord harmless against and from any and all claims arising during the Term of the Lease from any condition of the Leased Premises or any street, curb, sidewalk adjoining the Leased Premises, or of any passageways or spaces therein or appurTenant thereto, or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of the Lease, or arising from any act of negligence of Tenant, or any of its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the Term of the Lease, in or about the Leased Premises, or upon or under the sidewalks and the land adjacent thereto, and from and against all costs, reasonable attorneys' fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist or defend such action or proceeding by counsel reasonably satisfactory to Landlord.

                                   ARTICLE 23.
                              ESTOPPEL CERTIFICATE
                              --------------------

     Tenant shall, at any time and from time to time, upon not less than twenty
(20) days' prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that the Lease is unmodified and in full force and effect (or if there shall have been modifications that the Lease is in full force and effect as modified and stating the modifications) and the A dates to which the Base Rent and Additional Rent have been paid in advance, if any, and stating whether or not (to the best knowledge of Tenant) Landlord is in default in the performance of any covenant, agreement or condition contained in the Lease and, if so, specifying each such default of which Tenant may have knowledge, it being intended that any such statement delivered pursuant to this Article shall be in a form approved by and may be relied upon by any prospective assignee of Landlord's interest in the Lease or any mortgagee of the Leased Premises or any assignee of any mortgage upon the Leased Premises.

                                   ARTICLE 24.
                                  SUBORDINATION
                                  -------------

     This Lease is subject and subordinate to all mortgages and other collateral agreements which may now or hereafter affect the premises, and to all renewals, modifications, consolidations, replacements, and extensions thereof (hereinafter referred to as the "mortgage"). This clause shall be self-operative and no further instrument of subordination will be required. If additional confirmation of such subordination is requested, Tenant, without expense to Lessor, shall execute promptly any appropriate instrument Lessor may request. Provided, however, that in the event that the holder of the mortgage forecloses the mortgage or takes a deed from the owner of the premises in lieu of mortgage foreclosure, the mortgage holder, at its election may give written notice to Tenant of its intention to hold Tenant to the terms of this Lease within twenty
(20) days after the expiration of the period of redemption or delivery of the deed in lieu of foreclosure, whichever is applicable, in which event this Lease shall be deemed to be a direct Lease between the said mortgage holder and Tenant as of the date of exercise of election and this Lease shall thereafter be in full force and effect according to the terms herein and Tenant shall be bound to the mortgagee under all of the terms, covenants and conditions of this Lease for the balance of the term hereof remaining. In the event of any such election by the mortgage holder, however, Tenant shall, and does hereby, remise, release and forever discharge mortgage holder of, from and against any and all undertakings, agreements and liabilities of Lessor under the terms of this Lease, excepting only the covenant of quiet possession, and Tenant agrees that thereupon and thereafter all rentals reserved hereunder, as well as any rental accrued to the effective date of such election by mortgage holder, shall be absolutely due and owing by Tenant to Lessor, free from any right of set-off or counter-claim, excepting only in respect of breaches by the mortgage holder, after giving such election, of the Lessor's covenant of quiet possession; and except for such covenant of quiet possession, Tenant shall thereupon and thereafter be liable to such mortgage holder, as Lessor, for each and every covenant, agreement and undertaking contained herein on the part of Tenant to be performed.

                                   ARTICLE 25.
                               RELEASE OF LANDLORD
                               -------------------

     If Landlord sells or otherwise transfers all of its interest in the Leased Premises, Landlord shall, without further action by any party, be released and discharged from any further obligation or duty under the Lease, and no claim or demand upon Landlord shall thereafter be made by Tenant arising out of any obligation or duty of Landlord hereunder. Upon request by Landlord, Tenant shall execute an attornment agreement with Landlord's transferee in form satisfactory to such transferee.

                                   ARTICLE 26.
                                  SEVERABILITY
                                  ------------

     If any term, condition or provision of the Lease or the application thereof to any person or circumstance shall, to any extent, be held to be invalid or unenforceable, the remainder thereof and the application of such terms, provisions and conditions shall, in all other respects, continue to be effective and to be complied with to the full extent permitted by law.

                                   ARTICLE 27.
                                SHORT FORM LEASE
                                ----------------

     At the request of either party hereto, a short form lease shall be prepared in form and substance reasonably satisfactory to each of the parties and shall be executed by each of the parties in duplicate, such lease to be filed for record in Carver County, Minnesota.

                                   ARTICLE 28.
                                     NOTICES
                                     -------

     Any notice or election herein requested or permitted to be given or served by either party hereto upon the other, shall be deemed given or served in accordance with the provisions of the Lease if delivered to either party hereto and receipt is obtained therefor, or if mailed in a sealed wrapper by United States registered or certified mail, postage prepaid, properly addressed to such other party as the address hereinafter specified. Unless and until changed by notice as herein provided, notices and communications shall be addressed as follows:

         If to Landlord:                            Fleninge Partnership
                                                    121 West Third Street
                                                    Chaska, MN  55318

         with a Copy to:                            Dennis L. Monroe
                                                    Krass & Monroe Chartered
                                                    1100 Southpoint Center
                                                    1650 West 82nd Street
                                                    Bloomington, MN  55431

         If to Tenant:                              Empak, Inc.
                                                    ____________________________
                                                    ____________________________

Each such mailed notice or communications shall be deemed to have been given to, or served upon the party to which addressed, on the date the same is deposited in the United States registered or certified mail, postage prepaid, properly addressed in the manner above provided. Each such delivered notice or communication shall be deemed to have been given to, or served upon, the party to whom delivered, upon delivery thereof in the manner above provided. Either party may change the address to which mailed notice is to be sent to it by giving to the other party hereto not less than thirty (30) days' advance written notice thereof. All payments of Base Rent or Additional Rent hereunder shall be made to Landlord at the address above designated, or as may be hereafter designated.

                                   ARTICLE 29.
                                    HEADINGS
                                    --------

     The headings incorporated in the Lease are for convenience in reference only and are not a part of the Lease and do not in any way limit or add to the terms and provisions hereof.

                                   ARTICLE 30.
                                 BINDING EFFECT
                                 --------------

     All of the covenants, conditions and agreements herein contained shall extend to, be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                                   ARTICLE 31.
                                ENTIRE AGREEMENT
                                ----------------

     This Lease Agreement contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof, and, upon the effective date hereof, this Lease Agreement shall supersede all prior understandings and agreements, including, but not limited to that certain Lease Agreement dated October 22, 1981, between Fluoroware, Inc., a Minnesota corporation, and Empak, Inc., as extended and renewed, the Landlord's interest in the same being assigned to Landlord as of April 12, 1991, and as amended by Amendment to Lease Agreement dated September 1, 1992. This Lease Agreement may only be amended or modified by a written instrument signed by all of the parties thereto.

     IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

                                       LANDLORD:

                                       FLENINGE PARTNERSHIP


                                       By:  /s/ Wayne Bongard
                                           -------------------------------------
                                             Its:
                                                  ------------------------------


                                       TENANT:

                                       EMPAK, INC.


                                       By:  /s/ illegible
                                           -------------------------------------
                                             Its:  C.E.O.
                                                  ------------------------------

STATE OF MINNESOTA)
                  ) ss.
COUNTY OF HENNEPIN)

     On this ___ day of June, 1993, before me personally appeared
_____________________, a general partner of FLENINGE PARTNERSHIP, a Minnesota general partnership, on behalf of the partnership.

                                                      --------------------------
                                                              Notary Public

STATE OF MINNESOTA)
                  ) ss.
COUNTY OF HENNEPIN)

     On this ___ day of June, 1993, before me personally appeared
_____________________, the _________________________ of EMPAK, INC., a Minnesota
corporation, on behalf of the corporation.

                                                      --------------------------
                                                              Notary Public